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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                          PACIFIC COMMUNITY BANKING GROUP
             ---------------------------------------------------------------
                 (Exact name of registrant as specified in its charter)


             California                                 33-0778067
     -------------------------             ------------------------------------
      (State of Incorporation)             (I.R.S. Employer Identification No.)


      23332 Mill Creek Drive, Suite 230, Laguna Hills, California 92653
      -------------------------------------------------------------------------
      (Address of principal executive offices and ZIP Code)


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS EFFECTIVE UPON FILING PURSUANT TO GENERAL INSTRUCTION A.(c)(1), PLEASE CHECK THE FOLLOWING BOX. / /

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS TO BECOME EFFECTIVE SIMULTANEOUSLY WITH THE EFFECTIVENESS OF A CONCURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 PURSUANT TO GENERAL
INSTRUCTION A.(c)(2), PLEASE CHECK THE FOLLOWING BOX.   /  /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

         Title of each class                 Name of each exchange on which
         to be so registered                 each class is to be registered

                 None                                     None
         -------------------                 -------------------------------


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                                    Common Stock
  ----------------------------------------------------------------------------
                                  (Title of class)


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INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Incorporated by reference to the section entitled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1, File No. 333-76403 which includes a prospectus to be filed under Rule 424(b) of the Securities Act of 1933, as amended.

ITEM 2.   EXHIBITS

The following exhibits are filed as part of this registration statement:

1.1  Specimen Stock Certificate for Registrant's Common Stock. (1)

2.1  Articles of Incorporation of Registrant, as amended. (2)

2.2  Certificate of Amendment to Articles of Incorporation of Registrant. (3)

2.3  Restated Bylaws of Registrant, as amended. (4)

2.4  Form of Warrant to Purchase Stock of Pacific Community Banking Group. (5)

2.5  Registrant's 1999 Stock Option Plan. (6)

2.6  Shareholder Agreement. (7)
----------------------------------------
(1) Incorporated by reference to Exhibit 4.1 to Amendment No. 3 to the Registrant's Registration Statement on Form S-1 filed on July 6, 1999, File No. 333-76403.

(2) Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on April 16, 1999, File No. 333-76403.

(3) Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on April 16, 1999, File No. 333-76403.

(4) Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 filed on April 16, 1999, File No. 333-76403.

(5) Incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-1 filed on April 16, 1999, File No. 333-76403.

(6) Incorporated by reference to Exhibit 10.4 to Amendment No. 4 to the Registrant's Registration Statement on Form S-1 filed on July 27, 1999, File No. 333-76403.


                                      2

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(7)  Incorporated by reference to Exhibit 10.5 to the Registrant's Registration
     Statement on Form S-1 filed on April 16, 1999, File No. 333-76403.



                                      3

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  July 27, 1999.              Pacific Community Banking Group


                                    By:  /s/ E. Lynn Caswell
                                       ---------------------------------
                                        E. Lynn Caswell, Chief Executive
                                        Officer and Chairman


                                      4

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                                 INDEX TO EXHIBITS

EXHIBIT
NUMBER                    DESCRIPTION
--------                  -----------
  1.1     Specimen Stock Certificate for Registrant's Common Stock. (1)

  2.1     Articles of Incorporation of Registrant, as amended. (2)

  2.2     Certificate of Amendment to Articles of Incorporation of Registrant.
          (3)

  2.3     Restated Bylaws of Registrant, as amended. (4)

  2.4     Form of Warrant to Purchase Stock of Pacific Community Banking
          Group.(5)

  2.5     Registrant's 1999 Stock Option Plan. (6)

  2.6     Shareholder Agreement. (7)
---------------------------
(1) Incorporated by reference to Exhibit 4.1 to Amendment No. 3 to the Registrant's Registration Statement on Form S-1 filed on July 6, 1999, File No. 333-76403.

(2) Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on April 16, 1999, File No. 333-76403.

(3) Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on April 16, 1999, File No. 333-76403.

(4) Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 filed on April 16, 1999, File No. 333-76403.

(5) Incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-1 filed on April 16, 1999, File No. 333-76403.

(6) Incorporated by reference to Exhibit 10.4 to Amendment No. 4 to the Registrant's Registration Statement on Form S-1 filed on July 27, 1999, File No. 333-76403.

(7) Incorporated by reference to Exhibit 10.5 to the Registrant's Registration Statement on Form S-1 filed on April 16, 1999, File No. 333-76403.